EQ Advisors TrustSM

1290 VT SmartBeta Equity Portfolio

Supplement Dated December 26, 2018 to the Summary Prospectus, Prospectus and Statement of Additional Information Dated May 1, 2018, as Supplemented

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information of EQ Advisors Trust (“Trust”) dated May 1, 2018, as supplemented. You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a change to the portfolio manager for the 1290 VT SmartBeta Equity Portfolio (“Portfolio”).

Information Regarding

1290 VT SmartBeta Equity Portfolio

Effective January 1, 2019, Will Jump will no longer serve as a portfolio manager to the Portfolio.

All references to Will Jump, contained in the Summary Prospectus, Prospectus and Statement of Additional Information, with respect to the Portfolio, are hereby deleted in their entirety.